Transactions With Affiliates	12 Months Ended
Dec. 31, 2012
Transactions With Affiliates [Abstract]
Transactions with Affiliates

Affiliate transactions. Revenues from affiliates include amounts earned by the Partnership from services provided to Anadarko as well as from the sale of residue, condensate and NGLs to Anadarko. In addition, the Partnership purchases natural gas from an affiliate of Anadarko pursuant to gas purchase agreements. Operating and maintenance expense includes amounts accrued for or paid to affiliates for the operation of the Partnership assets, whether in providing services to affiliates or to third parties, including field labor, measurement and analysis, and other disbursements. A portion of the Partnership's general and administrative expenses is paid by Anadarko, which results in affiliate transactions pursuant to the reimbursement provisions of the Partnership's omnibus agreement. Affiliate expenses do not bear a direct relationship to affiliate revenues, and third-party expenses do not bear a direct relationship to third-party revenues. See Note 2 for further information related to contributions of assets to the Partnership by Anadarko.

Cash management. Anadarko operates a cash management system whereby excess cash from most of its subsidiaries, held in separate bank accounts, is generally swept to centralized accounts. Prior to the Partnership's acquisitions of the Partnership assets, third-party sales and purchases related to such assets were received or paid in cash by Anadarko within its centralized cash management system. Anadarko charged or credited the Partnership interest at a variable rate on outstanding affiliate balances for the periods these balances remained outstanding. The outstanding affiliate balances were entirely settled through an adjustment to net investment by Anadarko in connection with the acquisition of the Partnership assets. Subsequent to the acquisition of Partnership assets from Anadarko, transactions related to such assets are cash-settled directly with third parties and with Anadarko affiliates, and affiliate-based interest expense on current intercompany balances is not charged. Chipeta cash settles its transactions directly with third parties and Anadarko, as well as with the other subsidiaries of the Partnership.

Note receivable from and amounts payable to Anadarko. Concurrent with the closing of the Partnership's May 2008 IPO, the Partnership loaned $260.0 million to Anadarko in exchange for a 30-year note bearing interest at a fixed annual rate of 6.50%, payable quarterly. The fair value of the note receivable from Anadarko was approximately $334.8 million and $303.7 million at December 31, 2012, and December 31, 2011, respectively. The fair value of the note reflects consideration of credit risk and any premium or discount for the differential between the stated interest rate and quarter-end market interest rate, based on quoted market prices of similar debt instruments. Accordingly, the fair value of the note receivable from Anadarko is measured using Level 2 inputs.

In 2008, the Partnership entered into a five-year $175.0 million term loan agreement with Anadarko, which was repaid in full in June 2012 using the proceeds from the issuance of the 4.000% Senior Notes due 2022 (the “2022 Notes”). See Note 10.

During the first quarter of 2012, the board of directors of the Partnership's general partner approved the continued construction by the Partnership of the Brasada and Lancaster gas processing facilities in South Texas and Northeast Colorado, respectively, which were previously under construction by Anadarko. The Partnership agreed to reimburse Anadarko for $18.9 million of certain expenditures Anadarko incurred in 2011 related to the construction of the Brasada and Lancaster plants. In February 2012, these expenditures were transferred to the Partnership and a corresponding current payable was recorded, which the Partnership repaid during the fourth quarter of 2012.

Commodity price swap agreements. The Partnership has commodity price swap agreements with Anadarko to mitigate exposure to commodity price volatility that would otherwise be present as a result of the purchase and sale of natural gas, condensate or NGLs. Notional volumes for each of the commodity price swap agreements are not specifically defined; instead, the commodity price swap agreements apply to the actual volume of natural gas, condensate and NGLs purchased and sold at the Granger, Hilight, Hugoton, Newcastle, MGR and Wattenberg assets, with various expiration dates through December 2016. In December 2011, the Partnership extended the commodity price swap agreements for the Hilight and Newcastle assets through December 2013. The commodity price swap agreements do not satisfy the definition of a derivative financial instrument and, therefore, are not required to be measured at fair value. The Partnership has not entered into any new commodity price swap agreements since the fourth quarter of 2011.

Below is a summary of the fixed price ranges on the Partnership's outstanding commodity price swap agreements as of December 31, 2012:

	Year Ended December 31,
per barrel except natural gas	2013			2014			2015			2016

Ethane	$18.32	−	30.10	$18.36	−	30.53	$18.41	−	23.41	$23.11
Propane	$45.90	−	55.84	$46.47	−	53.78	$47.08	−	52.99	$52.90
Isobutane	$60.44	−	77.66	$61.24	−	75.13	$62.09	−	74.02	$73.89
Normal butane	$53.20	−	68.24	$53.89	−	66.01	$54.62	−	65.04	$64.93
Natural gasoline	$70.89	−	92.23	$71.85	−	83.04	$72.88	−	81.82	$81.68
Condensate	$74.04	−	85.84	$75.22	−	83.04	$76.47	−	81.82	$81.68
Natural gas (per MMbtu)	$3.75	−	6.09	$4.45	−	6.20	$4.66	−	5.96	$4.87

The following table summarizes realized gains and losses on commodity price swap agreements:

	Year Ended December 31,
thousands	2012	2011	2010
Gains (losses) on commodity price swap agreements
related to sales: (1)
Natural gas sales	$37,665	$33,845	$20,200
Natural gas liquids sales	66,260	(36,802)	2,953
Total	103,925	(2,957)	23,153
Losses on commodity price swap agreements
related to purchases (2)	(89,710)	(27,234)	(23,344)
Net gains (losses) on commodity price swap agreements	$14,215	$(30,191)	$(191)

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(1)       Reported in affiliate natural gas, NGLs and condensate sales in the consolidated statements of income in the period in which the related sale is recorded.

(2)       Reported in cost of product in the consolidated statements of income in the period in which the related purchase is recorded.

Gas gathering and processing agreements. The Partnership has significant gas gathering and processing arrangements with affiliates of Anadarko on a majority of its systems. The gathering agreements of the Partnership's initial assets allow for rate resets that target an 18% return on invested capital in those assets. Approximately 64%, 67% and 73% of the Partnership's gathering, transportation and treating throughput (excluding equity investment throughput and volumes measured in barrels) for the years ended December 31, 2012, 2011 and 2010, respectively, was attributable to natural gas production owned or controlled by Anadarko. Approximately 59%, 64% and 66% of the Partnership's processing throughput (excluding equity investment throughput and volumes measured in barrels) for the years ended December 31, 2012, 2011 and 2010, respectively, was attributable to natural gas production owned or controlled by Anadarko.

In connection with the MGR acquisition, the Partnership entered into 10-year, fee-based gathering and processing agreements with Anadarko effective December 1, 2011, for all affiliate throughput on the MGR assets.

Gas purchase and sale agreements. The Partnership sells substantially all of its natural gas, NGLs, and condensate to Anadarko Energy Services Company (“AESC”), Anadarko's marketing affiliate. In addition, the Partnership purchases natural gas from AESC pursuant to gas purchase agreements. The Partnership's gas purchase and sale agreements with AESC are generally one-year contracts, subject to annual renewal.

Omnibus agreement. Pursuant to the omnibus agreement, Anadarko and the general partner perform centralized corporate functions for the Partnership, such as legal; accounting; treasury; cash management; investor relations; insurance administration and claims processing; risk management; health, safety and environmental; information technology; human resources; credit; payroll; internal audit; tax; marketing; and midstream administration. The Partnership's reimbursement to Anadarko for certain general and administrative expenses allocated to the Partnership was capped at $9.0 million for the year ended December 31, 2010 and the cap expired on December 31, 2010. Expenses in excess of the cap for the year ended December 31, 2010 were recorded as capital contributions from Anadarko and did not impact the Partnership's cash flows. The Partnership also incurred $8.0 million in public company expenses, such as external audit and consulting fees, not subject to the cap previously contained in the omnibus agreement, during the year ended December 31, 2010.

For the year ended December 31, 2011, and thereafter, Anadarko, in accordance with the partnership and omnibus agreements, determined, in its reasonable discretion, amounts to be reimbursed by the Partnership in exchange for services provided under the omnibus agreement. Such amount was $21.7 million for the year ended December 31, 2012, comprised of $14.9 million of general and administrative expenses and $6.8 million of public company expenses. The Partnership reimbursed Anadarko $19.5 million for the year ended December 31, 2011, comprised of $11.8 million of general and administrative expenses and $7.7 million of public company expenses. See Summary of affiliate transactions below.

Services and secondment agreement. Pursuant to the services and secondment agreement, specified employees of Anadarko are seconded to the general partner to provide operating, routine maintenance and other services with respect to the assets owned and operated by the Partnership under the direction, supervision and control of the general partner. Pursuant to the services and secondment agreement, the Partnership reimburses Anadarko for services provided by the seconded employees. The initial term of the services and secondment agreement extends through May 2018 and the term will automatically extend for additional twelve-month periods unless either party provides 180 days written notice of termination before the applicable twelve-month period expires. The consolidated financial statements include costs allocated by Anadarko for expenses incurred under the services and secondment agreement for periods including and subsequent to the Partnership's acquisition of the Partnership assets.

Tax sharing agreement. Pursuant to a tax sharing agreement, the Partnership reimburses Anadarko for its estimated share of applicable state taxes. These taxes include income taxes attributable to the Partnership's income which are directly borne by Anadarko through its filing of a combined or consolidated tax return with respect to periods including and subsequent to the acquisition of the Partnership assets from Anadarko. Anadarko may use its own tax attributes to reduce or eliminate the tax liability of its combined or consolidated group, which may include the Partnership as a member. However, under this circumstance, the Partnership nevertheless is required to reimburse Anadarko for its allocable share of taxes that would have been owed had tax attributes not been available to Anadarko.

Allocation of costs. For periods prior to the Partnership's acquisition of the Partnership assets, the consolidated financial statements include costs allocated by Anadarko in the form of a management services fee, which approximated the general and administrative costs incurred by Anadarko attributable to the Partnership assets. This management services fee was allocated to the Partnership based on its proportionate share of Anadarko's assets and revenues or other contractual arrangements. Management believes these allocation methodologies are reasonable.

The employees supporting the Partnership's operations are employees of Anadarko. Anadarko allocates costs to the Partnership for its share of personnel costs, including costs associated with equity-based compensation plans, non-contributory defined pension and postretirement plans, defined contribution savings plan pursuant to the omnibus agreement and services and secondment agreement. In general, the Partnership's reimbursement to Anadarko under the omnibus agreement or services and secondment agreements is either (i) on an actual basis for direct expenses Anadarko and the general partner incur on behalf of the Partnership, or (ii) based on an allocation of salaries and related employee benefits between the Partnership, the general partner and Anadarko based on estimates of time spent on each entity's business and affairs. Most general and administrative expenses charged to the Partnership by Anadarko are attributed to the Partnership on an actual basis, and do not include any mark-up or subsidy component. With respect to allocated costs, management believes the allocation method employed by Anadarko is reasonable. Although it is not practicable to determine what the amount of these direct and allocated costs would be if the Partnership were to directly obtain these services, management believes that aggregate costs charged to the Partnership by Anadarko are reasonable.

Long-term incentive plan. The general partner awards phantom units under the LTIP primarily to its Chief Executive Officer and its independent directors. The phantom units awarded to the independent directors vest one year from the grant date, while all other awards are subject to graded vesting over a three-year service period. Compensation expense is recognized over the vesting period and was approximately $0.4 million, $0.3 million and $0.3 million for the years ended December 31, 2012, 2011 and 2010, respectively. As of December 31, 2012, there was $0.8 million of unrecognized compensation expense attributable to the outstanding awards under the LTIP, of which $0.7 million will be realized by the Partnership, and which is expected to be recognized over a weighted-average period of 2.2 years.

The following table summarizes LTIP award activity for the years ended December 31, 2012, 2011 and 2010:

	2012		2011		2010
	Weighted-		Weighted-		Weighted-
	Average		Average		Average
	Grant-Date		Grant-Date		Grant-Date
	Fair Value	Units	Fair Value	Units	Fair Value	Units

Phantom units outstanding
at beginning of year	$33.92	23,978	$20.19	17,503	$15.02	21,970
Vested	$33.20	(14,260)	$20.51	(15,119)	$15.02	(19,751)
Granted	$45.91	15,901	$35.66	21,594	$20.94	15,284
Phantom units outstanding
at end of year	$41.77	25,619	$33.92	23,978	$20.19	17,503

Anadarko Incentive Plans. For the years ended December 31, 2012, 2011 and 2010, the Partnership's general and administrative expenses include $3.3 million, $2.5 million and $2.3 million, respectively, of equity-based compensation expense for awards granted to the executive officers of the general partner and other employees under the Anadarko Incentive Plans, which was allocated to the Partnership by Anadarko. As of December 31, 2012, the Partnership estimates that $4.4 million of unrecognized compensation expense attributable to the Anadarko Incentive Plans (excluding performance-based awards) will be allocated to the Partnership over a weighted-average period of 1.9 years. As of December 31, 2012, the compensation cost related to performance-based awards under the Anadarko Incentive Plans that could be allocated to the Partnership during the next two years was approximately $0.1 million.

During the fourth quarter of 2011, the Partnership recorded $9.7 million to partners' capital in its consolidated financial statements for accumulated compensation expense attributable to the Anadarko Incentive Plans.

The Incentive Plan. For the years ended December 31, 2012, 2011 and 2010, the Partnership's general and administrative expenses include $68.8 million, $11.4 million and $3.1 million, respectively, of compensation expense for grants of Unit Value Rights (“UVRs”), Unit Appreciation Rights (“UARs”) and Distribution Equivalent Rights (“DERs”) under the Incentive Plan to certain executive officers of the general partner as a component of their compensation, which was allocated to the Partnership by Anadarko.

Under the terms of the Incentive Plan, the value of a UAR was equal to an amount calculated by dividing the “determined value” by 1,000,000, less the applicable UAR exercise price. Prior to WGP's IPO in December 2012, the value of awards issued under the Incentive Plan were revised periodically based on the estimated fair value of the Partnership's general partner using a discounted cash flow estimate and multiples-valuation terminal value. UARs outstanding under the Incentive Plan as of December 31, 2011 and 2010, were valued at $634.00 per UAR and $215.00 per UAR, respectively. Anadarko and the Incentive Plan participants entered into a Memorandum of Understanding (the “MOU”) that, among other things, confirmed the intent and the understanding that the WGP IPO resulted in the vesting of all unvested Incentive Plan awards and that the value of the Partnership's common units held by WGP prior to its IPO would not be considered in the valuation of the Incentive Plan awards.

The WGP IPO and concurrent execution of the MOU triggered the exercise of all outstanding UARs and lump-sum cash payments (less any applicable withholding taxes) to plan participants equal to the value of each award, less its exercise price, if applicable. Pursuant to the MOU, the “determined value” was defined as equal to the aggregate WGP equity value, as determined using the market price of WGP based on the IPO price of WGP's common units, reduced by the market value of the Partnership's common units owned by WGP prior to its IPO (based on the closing price of the Partnership's common units on the day of the pricing of the IPO). Awards outstanding under the Incentive Plan at the time of the WGP IPO (and the effective termination of the Incentive Plan) were valued at $2,745.00 per UAR and $12.00 per DER. Outstanding UVRs that vested concurrent with the WGP IPO were cash-settled at their grant-date fair value.

In addition to the execution of the MOU, WGP, the Partnership's general partner and Anadarko entered into a contribution agreement whereby cash, in an amount equal to the aggregate cash payment required to settle all outstanding awards, was contributed to the Partnership's general partner by Anadarko. The cash payments made in connection with WGP's IPO and the vesting, exercise and settlement of all outstanding awards under the Incentive Plan as described above, impacted the Partnership's cash flows to the extent compensation expense was allocated to the Partnership since the inception of the Incentive Plan. The compensation expense allocated to the Partnership since the inception of the Incentive Plan, and subsequently contributed by Anadarko during the fourth quarter of 2012, was recorded to partners' capital in the consolidated financial statements.

Equipment purchase and sale. The following table summarizes the Partnership's purchases from and sales to Anadarko of pipe and equipment:

	Purchases			Sales

	Year Ended December 31,
thousands	2012	2011	2010	2012	2011	2010
Net carrying value	$8,009	$1,998	$429	$393	$316	$2,576
Cash consideration	24,705	3,837	361	760	382	2,805
Partners’ capital adjustment	$16,696	$1,839	$(68)	$367	$66	$229

Capital expenditures transfer. As described in Note receivable from and amounts payable to Anadarko above, Anadarko incurred certain expenditures related to the construction of the Brasada and Lancaster gas processing facilities during 2011. These amounts, along with related capitalized interest, were transferred to the Partnership in the first quarter of 2012, and are included in property, plant and equipment as of December 31, 2012.

Summary of affiliate transactions. Affiliate transactions include revenue from affiliates, reimbursement of operating expenses and purchases of natural gas. The following table summarizes affiliate transactions, including transactions with Anadarko, its affiliates and the general partner:

	Year Ended December 31,
thousands	2012	2011	2010
Revenues (1)	$704,137	$658,680	$571,628
Cost of product (1)	145,250	83,722	95,667
Operation and maintenance (2)	51,237	51,339	46,379
General and administrative (3)	92,847	33,305	24,137
Operating expenses	289,334	168,366	166,183
Interest income, net (4)	16,900	24,106	20,243
Interest expense (5)	2,766	4,935	6,924
Distributions to unitholders (6)	98,280	68,039	52,337
Contributions from noncontrolling interest owners (7)	12,588	16,476	2,019
Distributions to noncontrolling interest owners (7)	6,528	9,437	6,476

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(1)       Represents amounts recognized under gathering, treating or processing agreements, and purchase and sale agreements.

(2)       Represents expenses incurred during periods including and subsequent to the date of the acquisition of the Partnership assets, as well as expenses incurred by Anadarko on a historical basis related to the Partnership assets prior to the acquisition of such assets by the Partnership.

(3)       Represents general and administrative expense incurred during periods including and subsequent to the date of the Partnership's acquisition of the Partnership assets, as well as a management services fee for reimbursement of expenses incurred by Anadarko for periods prior to the acquisition of the Partnership assets by the Partnership. These amounts include equity-based compensation expense allocated to the Partnership by Anadarko (see Anadarko Incentive Plans and Incentive Plan within this Note 5).

(4)       Represents interest income recognized on the note receivable from Anadarko. This line item also includes interest income, net on affiliate balances related to the MGR assets, Bison assets, White Cliffs investment and Wattenberg assets for periods prior to the acquisition of such assets. Beginning December 7, 2011, Anadarko discontinued charging interest on intercompany balances. The outstanding affiliate balances on the aforementioned assets prior to their acquisition were entirely settled through an adjustment to net investment by Anadarko.

(5)       Represents interest expense recognized on the note payable to Anadarko (see Note 10) and interest imputed on the reimbursement payable to Anadarko for certain expenditures Anadarko incurred in 2011 related to the construction of the Brasada and Lancaster plants. During 2012, the Partnership repaid the note payable to Anadarko and the reimbursement payable to Anadarko related to the construction of the Brasada and Lancaster plants. See Note receivable from and amounts payable to Anadarko within this Note 5.

(6)       Represents distributions paid under the partnership agreement.

(7)       As described in Note 1 and Note 2, the Partnership acquired Anadarko's then remaining 24% membership interest in Chipeta on August 1, 2012, and accounted for the acquisition on a prospective basis. As such, contributions from noncontrolling interest owners and distributions to noncontrolling interest owners subsequent to the acquisition date no longer reflect contributions from or distributions to Anadarko.

Concentration of credit risk. Anadarko was the only customer from whom revenues exceeded 10% of the Partnership's consolidated revenues for all periods presented on the consolidated statements of income.